UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

       Date  of  Report  (Date  of  earliest  event reported): June 24, 2005


                                  Jane Butel Corporation


             (Exact  name  of  Registrant  as  specified  in  its  charter)


      Florida                    000-50104                  65-0327060
 ------------------------  ------------------------       ---------------
   (State  or             (Commission  File  Number)      (IRS  Employer
 jurisdiction                                          Identification  No.)
of  incorporation
or  organization)

           400 Gold Ave SW, Ste 750, Albuquerque, NM           87102
           -----------------------------------------          -------
          (Address  of  principal  executive  offices)       (Zip Code)



       Registrant's  telephone  number,  including  area  code:  (505)  314-0787


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On June 24, 2005, our Board of Directors dismissed Clyde Bailey, PC as our principal independent accountant. On the same date, our Board of Directors appointed the firm Jaspers + Hall, PC to serve as our principal independent accountants for the fiscal year ending June 30, 2005. The decision to change principal independent accountants was recommended and approved by the Board of Directors.

During our most recent two fiscal years and up until the date hereof, we had no disagreements with Clyde Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Clyde Bailey, PC's satisfaction, would have caused him to make reference to the subject matter of such disagreements in connection with his report on our consolidated financial statements for such year.

We provided Clyde Bailey, PC with a copy of the foregoing disclosures. On June 24, 2005, we received the letter filed as Exhibit 99.1.

During the year ended December 31, 2004 and through the date hereof, we did not consult with Jaspers + Hall, PC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

Letter  from  Clyde Bailey,  PC  dated  June 24,  2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Jane Butel Corporation
                                  ----------------------
                                   REGISTRANT



Date:  June 28,  2005            By: /s/ Douglas D'Agata
                                    -------------------------
                                     Douglas D'Agata
                                     Interim Chief  Executive  Officer